Exhibit 21

List of Subsidiaries

AAPOP 2, L.P., a Delaware limited partnership

B Chestnut LP, a Delaware limited partnership

BDN Four Points LP, a Delaware limited partnership

BDN Four Points Land LP, a Delaware limited partnership

BDN Four Points Preserve LP, a Delaware limited partnership

BDN Millennium LP, a Delaware limited partnership

BDN Real Estate Fund I LP, a Delaware limited partnership

Brandywine Ambassador, L.P., a Pennsylvania limited partnership

Brandywine Acquisition Partners LP, a Delaware limited partnership

Brandywine Austin Properties I LP, a Texas limited partnership

Brandywine Byberry LP, a Delaware limited partnership

Brandywine Central, L.P., a Pennsylvania limited partnership

Brandywine Cira Chestnut I LP. a Delaware limited partnership

Brandywine Cira Garage I LP, a Delaware limited partnership

Brandywine Cira, L.P., a Pennsylvania limited partnership

Brandywine Cira South LP, a Delaware limited partnership

Brandywine Cira Walnut I LP, a Delaware limited partnership

Brandywine Commerce I LP, a Delaware limited partnership

Brandywine Commerce II LP, a Delaware limited partnership

Brandywine Croton, L.P., a Pennsylvania limited partnership

Brandywine Dominion, L.P., a Pennsylvania limited partnership

Brandywine F.C., L.P., a Pennsylvania limited partnership

Brandywine Garza Office I, LP, a Delaware limited partnership

Brandywine Garza Office II, LP, a Delaware limited partnership

Brandywine Garza Office III, LP, a Delaware limited partnership

Brandywine Grande B, L.P., a Delaware limited partnership

Brandywine Grande C, L.P., a Delaware limited partnership

Brandywine Greensboro Drive LP, a Delaware limited partnership

Brandywine International Drive LP, a Delaware limited partnership

Brandywine Industrial Partnership, L.P., a Delaware limited partnership

Brandywine Metroplex, L.P., a Pennsylvania limited partnership

Brandywine Midatlantic, LP, a Delaware limited partnership

Brandywine Office Investors LP, a Delaware limited partnership

Brandywine Operating Partnership, L.P., a Delaware limited partnership

Brandywine P.M., L.P., a Pennsylvania limited partnership

Brandywine Properties Management LP, a Texas limited partnership

Brandywine TB Florig, L.P., a Pennsylvania limited partnership

Brandywine TB Inn, L.P., a Pennsylvania limited partnership

Brandywine TB I, L.P., a Pennsylvania limited partnership

Brandywine TB II, L.P., a Pennsylvania limited partnership

Brandywine TB V, L.P., a Pennsylvania limited partnership

Brandywine TB VI, L.P., a Pennsylvania limited partnership

Brandywine TB VII, L.P., a Pennsylvania limited partnership

Brandywine TB VIII, L.P., a Pennsylvania limited partnership

Brandywine Wood Oak LP, a Delaware limited partnership

Brandywine 145 King of Prussia, LP, a Pennsylvania limited partnership

Brandywine 1177 Beltline Associates, L.P., a Texas limited partnership

BT Plymouth LP, a Delaware limited partnership

C/N Iron Run Limited Partnership III, a Pennsylvania limited partnership

C/N Leedom Limited Partnership II, a Pennsylvania limited partnership

Commerce Square Partners – Philadelphia Plaza, L.P., a Delaware limited partnership

Concord Airport Plaza Associates, LP, a California limited partnership

Eight/Oliver Brandywine Partner, L.P., a Pennsylvania limited partnership

e-Tenants.com Holding, L.P., a Pennsylvania limited partnership

Fifteen Horsham, L.P., a Pennsylvania limited partnership

Five/Oliver Brandywine Partner, L.P., a Pennsylvania limited partnership

Four Tower Bridge Associates, a Pennsylvania limited partnership

G&I VII Barton Creek LP, a Delaware limited partnership

G&I VII Barton Skyway LP, a Delaware limited partnership

G&I VII Cielo, LP a Delaware limited partnership

G&I VII Encino Trace I LP, a Delaware limited partnership

G&I VII Encino Trace II LP, a Delaware limited partnership

G&I VII Four Points LP, a Delaware limited partnership

G&I VII Lantana, LP a Delaware limited partnership

G&I VII River Place LP, a Delaware limited partnership

Iron Run Limited Partnership V, a Pennsylvania Limited Partnership

LC/N Horsham Limited Partnership, a Pennsylvania limited partnership

LC/N Keith Valley Limited Partnership I, a Pennsylvania limited partnership

Newtech IV Limited Partnership, a Pennsylvania limited partnership

New Two Logan, LP, a Pennsylvania limited partnership

Nichols Lansdale Limited Partnership III, a Pennsylvania limited partnership

OLS Office Partners, L.P., a Delaware limited partnership

One Rockledge Associates Limited Partnership, a Massachusetts limited partnership

Philadelphia Plaza – Phase II LP, a Pennsylvania limited partnership

Radnor Center Associates, a Pennsylvania limited partnership

Radnor Properties Associates-II, L.P., a Pennsylvania limited partnership

Radnor Properties-SDC, L.P., a Delaware limited partnership

Radnor Properties-200 RC Holdings, L.P., a Delaware limited partnership

Radnor Properties-200 RC, L.P., a Delaware limited partnership

Radnor Properties-201 KOP, L.P., a Delaware limited partnership

Radnor Properties-555 LA, L.P., a Delaware limited partnership

Two Logan Holdings LP, a Pennsylvania limited partnership

Two Logan Square Associates, a Pennsylvania limited partnership

Tower Bridge Inn Associates, a Pennsylvania limited partnership

Witmer Operating Partnership I, L.P., a Delaware limited partnership

100 Arrandale Associates, L.P., a Pennsylvania limited partnership

111 Arrandale Associates, L.P., a Pennsylvania limited partnership

405 Colorado Holdings LP, a Delaware limited partnership

440 Creamery Way Associates, L.P., a Pennsylvania limited partnership

442 Creamery Way Associates, L.P., a Pennsylvania limited partnership

481 John Young Way Associates, L.P., a Pennsylvania limited partnership

618 Market Street LP, a Delaware limited partnership

1919 Market Street LP, a Delaware limited partnership

2100 Market Street LP, a Delaware limited partnership

2928 Walton Road LP, a Pennsylvania limited partnership

3000 Market LP, a Delaware limited partnership

3020 Market Holding LP, a Delaware limited partnership

3020 Market Operating LP, a Delaware limited partnership

Interstate Center Associates, a Virginia general partnership

Plymouth TFC, General Partnership, a Pennsylvania general partnership

Brandywine 1919 Ventures, a Delaware general partnership

BDN Management Inc., a Delaware corporation

Brandywine Holdings, I, Inc., a Pennsylvania corporation

Brandywine Properties I Limited Inc., a Delaware corporation

Brandywine Realty Services Corporation, a Pennsylvania corporation

Brandywine Resources I Inc., a Delaware corporation

Southpoint Land Holdings, Inc., a Pennsylvania corporation

Valleybrooke Land Holdings, Inc., a Pennsylvania corporation

AAPOP 1 LLC, a Delaware limited liability company

Atlantic American Land Development LLC, a Delaware limited liability company

BDN Four Points GP LLC, a Delaware limited liability company

BDN Four Points Land GP LLC, a Delaware limited liability company

BDN Four Points Preserve GP LLC, a Delaware limited liability company

B Chestnut GP LLC, a Delaware limited liability company

BDN Austin Properties LLC, a Delaware limited liability company

BDN Brokerage LLC, a Pennsylvania limited liability company

BDN GC Services LLC, a Delaware limited liability company

BDN GP Real Estate Fund I LLC, a Delaware limited liability company

BDN Millennium GP, LLC, a Delaware limited liability company

BDN Millennium Holding Company, LLC, a Delaware limited liability company

BDN NoMA LLC, a Delaware limited liability company

BDN Properties I LLC, a Delaware limited liability company

BDN Venture LLC, a Delaware limited liability company

BDN-West Elm Holding LLC, a Pennsylvania limited liability company

BOI Pacific Ridge LLC, a Delaware limited liability company

BRE/Logan I, L.L.C., a Delaware limited liability company

BRE/Logan II, L.L.C., a Delaware limited liability company

Brandywine Ambassador, L.L.C., a Pennsylvania limited liability company

Brandywine Austin I LLC, a Delaware limited liability company

Brandywine Austin LLC, a Delaware limited liability company

Brandywine Austin Properties LLC, a Delaware limited liability company

Brandywine Boulders, LLC, a Delaware limited liability company

Brandywine Brokerage Services, LLC, A New Jersey limited liability company

Brandywine Byberry LLC, a Delaware limited liability company

Brandywine Calverton LLC, a Delaware limited liability company

Brandywine Charlottesville LLC, a Virginia limited liability company

Brandywine Cira Brokerage LLC, d Delaware limited liability company

Brandywine Cira Chestnut LLC, a Delaware limited liability company

Brandywine Cira Garage LLC, a Delaware limited liability company

Brandywine Cira Garage Holding LLC, a Delaware limited liability company

Brandywine Cira Garage Holding MM LLC, a Delaware limited liability company

Brandywine Cira, LLC, a Pennsylvania limited liability company

Brandywine Cira PO Developer LLC, a Delaware limited liability company

Brandywine Cira South GP LLC, a Delaware limited liability company

Brandywine Cira Walnut LLC, a Delaware limited liability company

Brandywine Commerce I GP LLC, a Delaware limited liability company

Brandywine Commerce II GP LLC, a Delaware limited liability company

Brandywine Commerce Sub I LLC, a Delaware limited liability company

Brandywine Commerce Sub II LLC,  a Delaware limited liability company

Brandywine Continental LLC, a Delaware limited liability company

Brandywine Croton, LLC, a Pennsylvania limited liability company

Brandywine Dabney, L.L.C., a Delaware limited liability company

Brandywine Dominion, L.L.C., a Pennsylvania limited liability company

Brandywine F.C., L.L.C., a Pennsylvania limited liability company

Brandywine Garza, LLC., a Delaware limited liability company

Brandywine Garza Office I GP, LLC, a Delaware limited liability company

Brandywine Garza Office II GP, LLC, a Delaware limited liability company

Brandywine Garza Office III GP, LLC, a Delaware limited liability company

Brandywine Grande B, L.L.C., a Delaware limited liability company

Brandywine Grande C LLC, a Delaware limited liability company

Brandywine Greentree V, LLC, a Delaware limited liability company

Brandywine Interstate 50, L.L.C., a Delaware limited liability company

Brandywine Lake Merritt LLC, a Delaware limited liability company

Brandywine - Main Street, LLC, a Delaware limited liability company

Brandywine Metroplex LLC., a Pennsylvania limited liability company

Brandywine Midatlantic, LLC, a Delaware limited liability company

Wood Oak LLC, a Delaware limited liability company

Brandywine One Logan LLC, a Pennsylvania limited liability company

Brandywine One Rodney Square, L.L.C., a Delaware limited liability company

Brandywine P.M., L.L.C., a Pennsylvania limited liability company

Brandywine Piazza, L.L.C., a New Jersey limited liability company

Brandywine Plaza Ridge I, LLC, a Delaware limited liability company

Brandywine Plaza 1000, L.L.C., a New Jersey limited liability company

Brandywine Promenade, L.L.C., a New Jersey limited liability company

Brandywine Radnor 200 Holdings LLC, a Delaware limited liability company

Brandywine Radnor Center LLC, a Pennsylvania limited liability company

Brandywine Research LLC, a Delaware limited liability company

Brandywine TB Florig, LLC, a Pennsylvania limited liability company

Brandywine TB Inn, L.L.C., a Pennsylvania limited liability company

Brandywine TB I, L.L.C., a Pennsylvania limited liability company

Brandywine TB I, GP L.L.C., a Pennsylvania limited liability company

Brandywine TB II, L.L.C., a Pennsylvania limited liability company

Brandywine TB V, L.L.C., a Pennsylvania limited liability company

Brandywine TB VI, L.L.C., a Pennsylvania limited liability company

Brandywine TB VII, L.L.C., a Pennsylvania limited liability company

Brandywine TB VIII, L.L.C., a Pennsylvania limited liability company

Brandywine Tysons LLC, a Delaware limited liability company

Brandywine Wisconsin Avenue Financing LLC, a Delaware limited liability company

Brandywine Witmer, L.L.C., a Pennsylvania limited liability company

Brandywine Wood Oak GP LLC, a Delaware limited liability company

Brandywine 55 US Avenue LLC, a New Jersey limited liability company

Brandywine 145 King of Prussia, LLC, a Pennsylvania limited liability company

Brandywine 300 Delaware, LLC, a Delaware limited liability company

Brandywine 1177 Beltline Associates GP, LLC, a Delaware limited liability company

Brandywine 2201 Co-Way LLC a Delaware limited liability company

Brandywine 2201 Co-Way II LLC, a Delaware limited liability company

BT Plymouth GP, LLC, a Delaware limited liability company

e-Tenants LLC, a Delaware limited liability company

G&I VI 7150 Windsor MZ LLC, a Delaware limited liability company

G&I VI 7310 Tilghman MZ LLC, a Delaware limited liability company

G&I VI 7310 Tilghman FE LLC, a Delaware limited liability company

G&I VI 7248 Tilghman GP LLC, a Delaware limited liability company

G&I VI 7248 Tilghman LP LLC, a Delaware limited liability company

G&I VI 6575 Snowdrift GP LLC, a Delaware limited liability company

G&I VI 6575 Snowdrift LP LLC, a Delaware limited liability company

G&I VI 7350 Tilghman MZ LLC, a Delaware limited liability company

G&I VI 655/755 Business Center MZ LLC, a Delaware limited liability company

G&I VI 655/755 Business Center FE LLC, a Delaware limited liability company

G&I VI 1155 Business Center MZ LLC, a Delaware limited liability company

G&I VI 1155 Business Center FE LLC, a Delaware limited liability company

G&I VI 700/800 Business Center MZ LLC, a Delaware limited liability company

G&I VI 700/800 Business Center FE LLC, a Delaware limited liability company

G&I VI 630 Dresher MZ LLC, a Delaware limited liability company

G&I VI 630 Dresher FE LLC, a Delaware limited liability company

G&I VI 650 Dresher MZ LLC, a Delaware limited liability company

G&I VI 650 Dresher FE LLC, a Delaware limited liability company

G&I VI 300 Welsh 1/2 MZ LLC, a Delaware limited liability company

G&I VI 300 Welsh 1/2 FE LLC, a Delaware limited liability company

G&I VI One Greenwood MZ LLC, a Delaware limited liability company

G&I VI One Greenwood FE LLC, a Delaware limited liability company

G&I VI Two Greenwood MZ LLC, a Delaware limited liability company

G&I VI Two Greenwood FE LLC, a Delaware limited liability company

G&I VI Three Greenwood MZ LLC, a Delaware limited liability company

G&I VI Three Greenwood FE LLC, a Delaware limited liability company

G&I VI 500 Office Center MZ LLC, a Delaware limited liability company

G&I VI 500 Office Center FE LLC, a Delaware limited liability company

G&I VI 501 Office Center MZ LLC, a Delaware limited liability company

G&I VI 501 Office Center FE LLC, a Delaware limited liability company

G&I VI 321/323 Norristown MZ LLC, a Delaware limited liability company

G&I VI 321/323 Norristown FE LLC, a Delaware limited liability company

G&I VI 220 Commerce MZ LLC, a Delaware limited liability company

G&I VI 220 Commerce FE LLC, a Delaware limited liability company

G&I VI 520 Virginia MZ LLC, a Delaware limited liability company

G&I VI 520 Virginia FE LLC, a Delaware limited liability company

G&I VI Interchange Office LLC, a Delaware limited liability company

G&I VII Austin Office LLC, a Delaware limited liability company

G&I VII Barton Creek GP LLC, a Delaware limited liability company

G&I VII Barton Skyway GP LLC, a Delaware limited liability company

G&I VII Cielo GP LLC, a Delaware limited liability company

G&I VII Encino Trace I GP LLC, a Delaware limited liability company

G&I VII Encino Trace II GP LLC, a Delaware limited liability company

G&I VII Four Points GP LLC, a Delaware limited liability company

G&I VII Lantana GP LLC, a Delaware limited liability company

G&I VII River Place GP LLC, a Delaware limited liability company

Gateway EH, LLC, a New Jersey limited liability company

Gateway EH 4/5, LLC, a New Jersey limited liability company

HSRE-Campus Crest IX, LLC, a Delaware limited liability company

MAP Ground Lease Venture LLC, a Delaware limited liability company

MAP Mezzanine Borrower LLC, a Delaware limited liability company

MAP Ground Lease Owner LLC, a Delaware limited liability company

Mid-Atlantic Property Holdings LLC, a Delaware limited liability company

New Two Logan GP, LLC, a Pennsylvania limited liability company

PP Lake Merritt, L.L.C., a Delaware limited liability company

Radnor GP, L.L.C., a Delaware limited liability company

Radnor GP-SDC, L.L.C., a Delaware limited liability company

Radnor GP-200 RC, L.L.C., a Delaware limited liability company

Radnor GP-201 KOP, L.L.C., a Delaware limited liability company

Radnor GP-555 LA, L.L.C., a Delaware limited liability company

PJP Building Two, L.C., a Virginia limited liability company

PJP Building Five, L.C., a Virginia limited liability company

PJP Building Six, L.C., a Virginia limited liability company

PJP Building Seven, L.C., a Virginia limited liability company

TB-BDN Plymouth Apartments Holdings GP, LLC, a Delaware limited liability company

Walnut Hotel I, LLC, a Delaware limited liability company

Walnut Restaurant I, LLC, a Delaware limited liability company

25 M Street Holdings LLC, a Delaware limited liability company

405 Colorado Holdings GP LLC a Delaware limited liability company

618 Market Holdco General Partner LLC, a Delaware limited liability company

618 Market Mezz Holdco LLC, a Delaware limited liability company

720 Blair Mill Road LLC, a Delaware limited liability company

1919 Market Holdco General LLC, a Delaware limited liability company

2100 Market Holdco General Partner LLC, a Delaware limited liability company

2100 Market Mezz Holdco LLC, a Delaware limited liability company

2928 Walton LLC, a Delaware limited liability company

3000 Market Mezz LLC, a Delaware limited liability company

3000 Market Mezz Holdco LLC, a Delaware limited liability company

3000 Market Holdco General Partner, LLC, a Delaware limited liability company

3020 Market Holding GP LLC, a Delaware limited liability company

4040 LLC, a Virginia limited liability company

1000 Chesterbrook Boulevard Partnership, a Pennsylvania general partnership

Atlantic American Properties Trust, a Maryland real estate investment trust

BOI Herndon Trust, a Maryland real estate investment trust

BOI President’s Plaza Trust, a Maryland real estate investment trust

BOI Rancho Bernardo Bluffs Trust, a Maryland real estate investment trust

Brandywine Capital Trust I, a Delaware statutory trust

Brandywine Capital Trust II, a Delaware statutory trust

Broadmoor Austin Associates, a Texas joint venture

Coppel Associates, a Texas joint venture

Seven Tower Bridge Associates, a Pennsylvania limited partnership

Seven Tower Bridge Real Estate Investment Trust, a Maryland real estate investment trust

Brandywine – AI Venture LLC, a Delaware limited liability company